EXHIBIT 99.1

INVESTOR PRESENTATION
NOVEMBER 2008

© 2008 Schawk, Inc. All
Rights Reserved
FORWARD LOOKING STATEMENT
Certain statements in this presentation are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended and are subject to the safe harbor created thereby.
These statements are made based upon current expectations and beliefs that are subject to risk and uncertainty. Actual results might differ materially from those contained in the forward-looking statements because of factors, such as, among other things, our ability to remedy known internal control deficiencies and weaknesses and the discovery of future control deficiencies or weaknesses, which may require substantial costs and resources to rectify; unanticipated difficulties associated with additional accounting issues, if any, which may cause our investors to lose confidence in our reported financial information and may have a negative impact on the trading price of our stock; higher than expected costs, or unanticipated difficulties associated with, integrating the acquired operations; higher than expected costs associated with compliance with legal and regulatory requirements; the strength of the United States economy in general and specifically market conditions for the consumer products industry; the level of demand for Schawk's services; loss of key management and operational personnel; our ability to implement our growth strategy;
the stability of state, federal and foreign tax laws; our continued ability to identify and exploit industry trends and exploit technological advances in the imaging industry; our ability to implement restructuring plans; the stability of political conditions in Asia and other foreign countries in which we have production capabilities;
terrorist attacks and the U.S. response to such attacks; as well as other factors detailed in Schawk, Inc.'s filings with the Securities and Exchange Commission.

WHO WE ARE
❑ ONE OF THE WORLD’S LARGEST INDEPENDENT SUPPLIERS OF BRAND POINT
 MANAGEMENT SOLUTIONS
❑ FOUNDED IN 1953 - PUBLIC SINCE 1995 (NYSE:SGK)
❑ $544 MILLION IN REVENUE FOR 2007
❑ GLOBAL PRESENCE WITH OVER 3,400 EMPLOYEES IN 12 COUNTRIES ACROSS 4
 CONTINENTS
❑ 151 LOCATIONS, INCLUDING 99 ON-SITE CUSTOMER LOCATIONS
 (WE ARE THE ONLY COMPANY WITH A SIGNIFICANT PRESENCE IN ASIA)
❑ 22 OF THE FORTUNE 100 COMPANIES, AND 56 OF THE FORTUNE 500 ARE SCHAWK
 CLIENT-PARTNERS

WHO WE ARE
❑ SCHAWK IS A LEADING PROVIDER OF BRAND POINT MANAGEMENT, ENABLING
 COMPANIES OF ALL SIZES TO CONNECT THEIR BRANDS WITH CONSUMERS TO
 CREATE DEEPER BRAND AFFINITY
❑ WITH A GLOBAL FOOTPRINT OF 52 OFFICES, SCHAWK HELPS COMPANIES
 CREATE COMPELLING AND CONSISTENT BRAND EXPERIENCES BY PROVIDING
 INTEGRATED STRATEGIC, CREATIVE AND IMPLEMENTATION SERVICES
 ACROSS BRAND TOUCH POINTS

At Home, On the Go, At the Store, On the Shelf
EXPERIENTIAL
strategic planning,
creative design
FUNCTIONAL
premedia, prepress,
print management
WORKFLOW MANAGEMENT
Global Footprint

SCHAWK!

ENSURING COMPELLING AND CONSISTENT BRAND EXPERIENCES
ACROSS SHOPPER ENVIRONMENTS REQUIRES SYNTHESIZING AND
COORDINATING EXPERTISE RELATING TO THE SHOPPER’S
EXPERIENCE AND TO THE FUNCTIONAL REQUIREMENTS OF
PRODUCING CREATIVE ELEMENTS
SCHAWK’S VALUE PROPOSITION
BRAND POINT MANAGEMENT SOLUTIONS

promotional agencies
printers
designers
regulatory agencies
research/ analytics firms
RETAILER
MANUFACTURER
promotional agencies
printers
designers
regulatory agencies
research/ analytics firms

SCHAWK!

MEETING THE DEMANDS OF TODAY’S MARKETPLACE REQUIRES
GREATER COLLABORATION UP AND DOWN THE SUPPLY CHAIN,
BUT MOST IMPORTANTLY WINNING THE CONSUMER REQUIRES
COLLABORATIVE SOLUTIONS THAT LEVERAGE BOTH RETAILER
AND MANUFACTURER BRANDS TO CREATE AN EXPERIENCE
MARKETPLACE DEMANDS PRESSURING CLIENTS

New
Bumper Bag
Aero
Bubbles

New
Aero

Aero
felt
the bubbles
melt you?

Mmmmmelty!
New
Aero
Bubbles

SCHAWK!

© 2008 Schawk, Inc. All
Rights Reserved
ON THE SHELF
IN THE STORE
ON THE GO
AT HOME
WHAT WE DO

YOUR BRAND
AT HOME
ON THE GO
CONSUMER
AT THE STORE
ON THE SHELF
STRATEGIC EXPERTISE
CREATIVE EXPERTISE
EXECUTIONAL EXPERTISE

SCHAWK!

BY LEVERAGING OUR PORTFOLIO OF STRATEGIC, CREATIVE AND
EXECUTIONAL CAPABILITIES, WE HELP COMPANIES CREATE COMPELLING
AND CONSISTENT BRAND EXPERIENCES. WE HELP TRANSFORM THE
RELATIONSHIP BETWEEN OUR CLIENTS’ BRANDS AND THE CONSUMER
SCHAWK’S GLOBAL HOLISTIC PORTFOLIO DELIVERS

Coca-Cola	The Home Depot	Bayer	DDB
Kellogg's	Safeway Ingredients for life.	gsk GlaxoSmithKline	DRAFT FCB GROUP
P&G	Sears	Johnson & Johnson	OGILVY & MATHER
Unilever	WAL★MART	Wyeth	Saatchi & Saatchi

SCHAWK!

RETAIL
CPG
PHARMA
ADVERTISING
PRIMARY INDUSTRIES SERVED

Disney

SONY

HiT Entertainment

WB

LeapFrog

Microsoft

hp

REVLON

MAYBELLINE NEW YORK

VICTORIA'S SECRET

L'ORÉAL

SCHAWK!

ENTERTAINMENT
TECHNOLOGY
FASHION/COSMETICS
PRIMARY INDUSTRIES SERVED

NORTH AMERICA
EUROPE
ASIA PACIFIC
CLIENT ON-SITES
 (68)*   (25) (6)
USA (28)
CANADA (4)
MEXICO (1)
UK (5)
BELGIUM (2)
SPAIN (1)
AUSTRALIA (3)
CHINA (3)
SINGAPORE (1)
JAPAN (2)
INDIA (1)
MALAYSIA (1)
OFFICES
*SOME COMPANIES HAVE MULTIPLE ON-SITE LOCATIONS
UNIQUE GLOBAL REACH

© 2008 Schawk, Inc. All
Rights Reserved
2008 YTD TRENDS
❑ CLIENTS ARE DELAYING PROJECTS AND SPENDING IN LIGHT OF THEIR
 UNCERTAIN BUDGETS AND BUSINESS OUTLOOKS
❑ FIRST 9-MONTH 2008 REVENUE IS DOWN 4.5% VERSUS THE SAME PERIOD LAST
 YEAR
 ▪ NEW PACKAGE DESIGNS AND PRODUCT INTRODUCTIONS ARE BEING
  DELAYED
❑ FIRST 9-MONTH 2008 EXPENSES HAVE BEEN ADVERSELY IMPACTED BY HIGHER
 COSTS ASSOCIATED WITH THE FOLLOWING:
 ▪ RESTRUCTURING EXPENSES
 ▪ IMPAIRMENT CHARGES ON LONG-LIVED ASSETS
 ▪ EXTERNAL AUDIT AND INTERNAL CONTROL ISSUES
 ▪ UNREALIZED FOREIGN CURRENCY LOSSES
 ▪ RE-BRANDING INITIATIVE
❑ COMPANY HAS INITIATED ACTIONS TO ALIGN COSTS WITH REVENUES AND WILL
 CONTINUE TO REACT AS WARRANTED BY MARKET CONDITIONS
 ▪ 2008 COST SAVINGS EXPECTED TO APPROXIMATE $4-$5 MILLION, WHILE
  2009 COST SAVINGS ARE ESTIMATED BETWEEN $13-$15 MILLION

(MILLIONS)	Q3	YTD
REMEDIATION, REBRANDING AND ACQUISITION RELATED	$ 2.2	$ 5.6
ASSET IMPAIRMENTS	3.5	5.6
RESTRUCTURING EXPENSE	1.9	5.1
UNREALIZED FX LOSS	1.9	0.8
TOTAL	$ 9.5	$ 17.1

(MILLIONS)	Q3	YTD
INCOME TAX EXPENSE		
UNCERTAIN TAX POSITIONS	$ 4.9	$ 5.3

SCHAWK!

FY 2008 ITEMS TO HIGHLIGHT

© 2008 Schawk, Inc. All
Rights Reserved
INTERNAL CONTROLS REMEDIATION
❑ AUGMENTED COMPANY’S QUARTERLY FINANCIAL PROCEDURES TO ALLOW FOR
 MORE SUBSTANTIVE REVIEW OF FINANCIAL RESULTS
 ▪ EXTERNAL AUDITORS (E&Y) HAVE ALSO ADJUSTED THEIR QUARTERLY
  REVIEW PROCEDURES TO BE MORE SUBSTANTIVE UNTIL COMPANY
  REMEDIATES CONTROL ISSUES
❑ COMPANY HAS ADDED ADDITIONAL RESOURCES TO SUPPORT THE
 AFOREMENTIONED ADDITIONAL REVIEW ACTIVITIES AND SUPPORT REMEDIATION
 ACTIVITIES
❑ COMPANY KICKED-OFF A PROJECT ON MAY 1 TO IDENTIFY REMEDIATION ACTION
 PLANS TO EFFECTIVELY RESOLVE MATERIAL WEAKNESSES AND OTHER SOX
 ISSUES
 ▪ ENGAGED “BIG FOUR” FIRM TO ASSIST COMPANY IN THIS EFFORT
❑ INTRODUCTED AN ACTIONABLE PLAN IN JUNE, AND BEGAN FORMAL
 REMEDIATION ACTIVITIES IN JULY
 ▪ EXPECT TO COMPLETE, OR HAVE SUBSTANTIALLY COMPLETED,
  REMEDIATION BY YEAR END

© 2008 Schawk, Inc. All
Rights Reserved
2009 FOCUS
❑ CONTINUE OUR STRATEGY OF ACQUIRING, INTEGRATING AND OPERATING
 COMPANIES
❑ STRONG, MOTIVATED MANAGEMENT FOCUSED ON CAPITALIZING ON
 OPPORTUNITIES WITH NEW AND EXISTING CLIENTS
❑ CONFIDENCE IN THE ABILITY TO ACHIEVE REAL COST & OPERATING SYNERGIES
❑ STRONGER INFRASTRUCTURE SHOULD HELP DRIVE TOP AND BOTTOM LINE
 GROWTH
❑ FOCUS ON BEST-PRACTICE SOLUTIONS DELIVER AGAINST CLIENT NEEDS
❑ FOCUS ON REMEDIATION OF INTERNAL CONTROL WEAKNESSES

INVESTMENT OPPORTUNITY
❑ $30 BILLION GLOBAL MARKET (1)
❑ INTERNAL GROWTH ENGINE IS DELIVERING RESULTS
❑ EXPANDING GLOBAL COVERAGE
❑ DOMINANT INDUSTRY SHARE IN PACKAGING, ADVERTISING AND PROMOTION
❑ INFRASTRUCTURE THAT MEETS BOTH GLOBAL AND REGIONAL CLIENT NEEDS
❑ CREATING SUPERIOR SOLUTIONS AND HIGH ROI FOR CLIENTS
❑ SHAREHOLDER VALUE FOCUS
 ▪ ANNUAL DIVIDEND OF 0.13; 125 CONSECUTIVE DIVIDENDS PAID BY SCHAWK
 AND PREDECESSOR COMPANY
 ▪ 2 MILLION SHARE REPURCHASE PLAN IN PLACE; REPURCHASED 636,300
 SHARES AS OF SEPTEMBER 30, 2008
 ▪ OVER 47% OF SCHAWK SHARES ARE HELD BY EXECUTIVE OFFICERS AND
 DIRECTORS
(1) based on Company estimate

SERVING A $30 BILLION
GLOBAL MARKET
SCHAWK'S
FOCUS
PUBLISHING &
OTHER
$15.0
PACKAGING
$6.0
ADVERTISING
$9.0
Source: Company Estimate
LEADER IN FRAGMENTED MARKET
MARKET DYNAMICS:
▪ MAJORITY OF MARKET PARTICIPANTS
 ARE SINGLE LOCATION, NICHE FIRMS
 WITH REVENUES OF LESS THAN $20M
▪ INCREASING FOCUS ON POS MARKETING
 STRATEGIES
▪ IMAGE CHANGES AND AD SPENDING
 DRIVE GROWTH
▪ INCREASINGLY TECHNOLOGY INTENSIVE
▪ CLIENTS REDUCING MARKETING STAFF
 AND OUTSOURCING FUNCTION
▪ CLIENTS INCREASINGLY SEEKING
 GLOBAL SOLUTIONS

© 2008 Schawk, Inc. All
Rights Reserved
LONG TERM PERFORMANCE
 AN INVESTMENT IN SCHAWK STOCK ON DECEMBER 31, 2002 AT
 $9.91 PER SHARE WOULD HAVE RESULTED IN A 10.3%
 COMPOUNDED AVERAGE ANNUAL RETURN (INCLUDING
 DIVIDENDS) AS OF DECEMBER 31, 2007
NOTE: HISTORICAL PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE

LEADER IN
FRAGMENTED
MARKET
UNIQUE
CLIENT
RELATIONSHIPS
COMPRE-
HENSIVE
SERVICE
OFFERING
PLATFORM
POSITIONED
FOR GROWTH
STRONG
CASH
FLOW
GENERATOR
UNMATCHED
GLOBAL
CAPABILITIES
HIGHLIGHTS